Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	571,337.63
Total Transaction Valuation	3,731,793,824.00
Total Offset Amount	0.00
Net Fee	$ 571,337.63